EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to the requirements of the Securities Exchange Act of 1934, and in connection with the quarterly report of Travelzoo Inc., on Form 10-Q for the period ending September 30, 2006, the undersigned hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that (1) this report complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: November 9, 2006	By:	/s/ RALPH BARTEL

Ralph Bartel
Chairman of the Board and
Chief Executive Officer